First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3	Fixed Loans; Loans With Silent Seconds
Friedman Billings Ramsey	23 records

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Rate Type	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

Fixed	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Loan Type	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

Fixed 30 yr	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Lien Position	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

1	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Interest Only	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

Non-Interest Only	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Current Balance ($)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

50,000.01 - 100,000.00	5	424,416.78	84,883.36	8.29	7.682	622	45.49	79.52	98.96	81.21
100,000.01 - 150,000.00	7	869,049.61	124,149.94	16.98	6.744	646	34.87	80.00	100.00	86.25
150,000.01 - 200,000.00	1	171,429.97	171,429.97	3.35	6.990	602	44.57	80.00	100.00	100.00
200,000.01 - 250,000.00	2	455,135.71	227,567.86	8.89	6.182	687	39.54	80.00	100.00	100.00
250,000.01 - 300,000.00	3	844,686.63	281,562.21	16.50	6.589	624	42.71	75.52	97.23	68.21
300,000.01 - 350,000.00	1	344,000.00	344,000.00	6.72	6.990	712	46.66	80.00	100.00	0.00
350,000.01 - 400,000.00	1	390,904.99	390,904.99	7.64	6.375	627	43.89	80.00	95.00	100.00
400,000.01 - 450,000.00	1	448,000.00	448,000.00	8.75	7.300	616	46.43	80.00	90.00	100.00
500,000.01 - 550,000.00	1	539,550.99	539,550.99	10.54	5.750	714	38.63	80.00	95.00	100.00
600,000.01 - 650,000.00	1	630,820.49	630,820.49	12.33	6.350	638	23.85	80.00	95.00	0.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: $70,130.52
Max: $630,820.49
Average: $222,521.53

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Mortgage Rate (%)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

5.501 - 6.000	2	767,323.58	383,661.79	14.99	5.821	713	37.61	80.00	96.48	100.00
6.001 - 6.500	7	2,078,731.24	296,961.61	40.62	6.374	643	34.62	78.18	96.42	56.73
6.501 - 7.000	7	1,265,787.56	180,826.79	24.73	6.899	651	43.74	80.00	100.00	63.38
7.001 - 7.500	5	856,261.31	171,252.26	16.73	7.257	607	44.97	79.93	94.68	100.00
8.001 - 8.500	1	79,760.96	79,760.96	1.56	8.090	674	33.63	80.00	100.00	0.00
9.001 - 9.500	1	70,130.52	70,130.52	1.37	9.490	579	54.59	78.00	94.85	100.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: 5.750
Max: 9.490
Weighted Average: 6.638
*** FOR INTERNAL USE ONLY ***

FNLC 2005-3	Fixed Loans; Loans With Silent Seconds
Friedman Billings Ramsey	23 records

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Original LTV (%)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

65.01 - 70.00	1	286,929.63	286,929.63	5.61	6.400	611	42.91	66.82	96.52	100.00
75.01 - 80.00	21	4,699,381.75	223,780.08	91.82	6.664	650	39.81	79.96	97.01	69.30
80.01 - 85.00	1	131,683.79	131,683.79	2.57	6.250	685	13.86	80.02	100.02	100.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: 66.82
Max: 80.02
Weighted Average: 79.22
     % > 80: 2.57
     % > 90: 0.00
     % > 95: 0.00

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Original CLTV (%)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

85.01 - 90.00	1	448,000.00	448,000.00	8.75	7.300	616	46.43	80.00	90.00	100.00
90.01 - 95.00	5	1,899,963.99	379,992.80	37.12	6.322	655	36.72	79.93	94.99	52.66
95.01 - 100.00	16	2,638,347.39	164,896.71	51.55	6.773	648	41.24	78.54	99.59	79.41
100.01 - 105.00	1	131,683.79	131,683.79	2.57	6.250	685	13.86	80.02	100.02	100.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: 90.00
Max: 100.02
Weighted Average: 97.06
% > 80: 100.00
% > 90: 91.25
% > 95: 54.12
% with SS: 100.00

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
FICO Score	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

575 - 599	3	272,357.76	90,785.92	5.32	7.861	583	41.60	79.49	98.67	100.00
600 - 624	7	1,537,345.85	219,620.84	30.04	6.930	614	44.23	77.50	96.39	100.00
625 - 649	5	1,496,186.12	299,237.22	29.23	6.455	636	36.65	80.00	95.69	39.89
650 - 674	2	307,124.08	153,562.04	6.00	6.820	666	41.23	80.00	100.00	74.03
675 - 699	2	251,185.56	125,592.78	4.91	6.602	682	26.78	80.01	100.01	52.42
700 - 724	4	1,253,795.80	313,448.95	24.50	6.196	712	38.01	80.00	97.85	72.56

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: 579
Max: 714
NZ Weighted Average: 649

				% of	WA		WA	WA	WA	%
Original Term to Maturity		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
(Months)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

360	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: 360
Max: 360
Weighted Average: 360
*** FOR INTERNAL USE ONLY ***

FNLC 2005-3	Fixed Loans; Loans With Silent Seconds
Friedman Billings Ramsey	23 records

				% of	WA		WA	WA	WA	%
Remaining Term to Maturity		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
(Months)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

349 - 360	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: 352
Max: 360
Weighted Average: 358

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Age (Months)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

0	3	829,200.00	276,400.00	16.20	7.152	615	44.20	80.00	94.60	100.00
1	4	737,332.47	184,333.12	14.41	6.511	662	43.96	80.00	98.18	47.37
2	7	1,518,290.62	216,898.66	29.67	6.724	654	34.68	79.91	97.69	35.79
3	4	808,256.31	202,064.08	15.79	6.664	636	40.01	80.00	97.58	90.13
4	4	1,082,443.55	270,610.89	21.15	6.236	662	41.02	76.45	96.51	100.00
8	1	142,472.22	142,472.22	2.78	6.300	706	19.34	80.00	100.00	100.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: 0
Max: 8
Weighted Average: 3

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Debt-to-Income Ratio (%)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

10.01 - 15.00	1	131,683.79	131,683.79	2.57	6.250	685	13.86	80.02	100.02	100.00
15.01 - 20.00	1	142,472.22	142,472.22	2.78	6.300	706	19.34	80.00	100.00	100.00
20.01 - 25.00	2	741,047.73	370,523.87	14.48	6.484	630	23.70	80.00	95.74	14.87
30.01 - 35.00	1	79,760.96	79,760.96	1.56	8.090	674	33.63	80.00	100.00	0.00
35.01 - 40.00	3	1,056,523.58	352,174.53	20.64	6.106	688	37.59	80.00	97.45	100.00
40.01 - 45.00	7	1,378,654.78	196,950.68	26.94	6.590	632	43.38	77.21	97.80	91.33
45.01 - 50.00	4	1,196,309.18	299,077.30	23.37	6.952	648	46.75	80.00	95.13	48.80
50.01 - 55.00	4	391,542.93	97,885.73	7.65	7.538	605	53.48	79.64	99.08	100.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Min: 13.86
Max: 54.59
Weighted Average: 39.31

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Documentation Type	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

Full	18	3,675,354.95	204,186.39	71.81	6.622	644	40.71	78.92	97.12	100.00
Stated	5	1,442,640.22	288,528.04	28.19	6.680	661	35.75	80.00	96.88	0.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Occupancy Type	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

Owner Occupied	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

*** FOR INTERNAL USE ONLY ***

FNLC 2005-3	Fixed Loans; Loans With Silent Seconds
Friedman Billings Ramsey	23 records

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Use of Proceeds	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

Cashout Refi	15	2,874,696.40	191,646.43	56.17	6.762	630	43.09	78.61	96.80	90.66
Purchase	6	1,470,006.06	245,001.01	28.72	6.552	686	40.50	80.00	98.16	63.04
Rate/Term Refi	2	773,292.71	386,646.36	15.11	6.341	651	23.02	80.00	95.92	18.42

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Property Type	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

Single Family	21	4,771,130.28	227,196.68	93.22	6.642	648	39.05	79.17	96.84	72.27
PUD	1	227,363.12	227,363.12	4.44	6.375	663	43.90	80.00	100.00	100.00
Duplex	1	119,501.77	119,501.77	2.33	6.990	679	41.02	80.00	100.00	0.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Prepayment Penalty Term (Months)	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

0	13	2,151,658.99	165,512.23	42.04	6.941	637	42.68	79.91	97.09	83.81
12	5	1,866,002.88	373,200.58	36.46	6.304	656	34.28	77.97	96.33	59.79
36	5	1,100,333.30	220,066.66	21.50	6.613	660	41.27	80.00	98.23	68.74

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Loans with Penalty: 57.96

				% of	WA		WA	WA	WA	%
		Principal		Principal	Mortgage	WA	DTI	Original	Original	Full
Geographic Distribution	Count	Balance	WA PB	Balance	Rate	FICO	Ratio	LTV	CLTV	Doc

New York	6	2,134,559.88	355,759.98	41.71	6.329	654	36.01	78.23	96.16	52.27
California	3	870,657.17	290,219.06	17.01	6.653	658	45.24	80.00	97.76	60.49
North Carolina	6	646,405.79	107,734.30	12.63	7.061	639	36.64	79.90	99.88	87.66
New Jersey	2	619,429.97	309,714.99	12.10	7.214	612	45.92	80.00	92.77	100.00
Maryland	2	319,772.59	159,886.30	6.25	6.381	674	40.65	80.00	100.00	100.00
Nevada	1	227,363.12	227,363.12	4.44	6.375	663	43.90	80.00	100.00	100.00
Pennsylvania	1	131,683.79	131,683.79	2.57	6.250	685	13.86	80.02	100.02	100.00
Colorado	1	97,992.34	97,992.34	1.91	6.740	645	42.87	80.00	100.00	100.00
South Carolina	1	70,130.52	70,130.52	1.37	9.490	579	54.59	78.00	94.85	100.00

Total:	23	5,117,995.17	222,521.53	100.00	6.638	649	39.31	79.22	97.06	71.81

Top 3 Zip Code: 10304(12.32554%),11378(10.54223%),7740(8.75343%)
Number of States: 9
ARM Only
ARM Only
ARM Only
ARM Only
ARM Only
Margin (%) — ARM Only
*** FOR INTERNAL USE ONLY ***